EXHIBIT 99-1

                       CHUBB GROUP OF INSURANCE COMPANIES

                              15 MOUNTAIN VIEW ROAD
                            WARREN, NEW JERSEY 07059

                         INVESTMENT COMPANY BLANKET BOND

                                                                    PREMIUM BILL



Insured:    PARNASSUS INVESTMENTS                      Date: March 30, 2010

Producer:   LOCKTON COMPANIES, LLC

Company:    FEDERAL INSURANCE COMPANY

THIS BILLING IS TO BE ATTACHED TO AND FORM PART OF THE BOND REFERENCED BELOW.

NOTE: PLEASE RETURN THIS BILL WITH REMITTANCE AND NOTE HEREON ANY CHANGES. BILL
      WILL BE RECEIPTED AND RETURNED TO YOU PROMPTLY UPON REQUEST.

PLEASE REMIT TO PRODUCER INDICATED ABOVE. PLEASE REFER TO:

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EFFECTIVE DATE        BOND NUMBER              COVERAGE             PREMIUM

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April 15, 2010          82053051        One Year Renewal ICAP       $ 7,800
                                            Bond Coverage
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     To

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April 15, 2011


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15.0% Commission

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                                                             TOTAL  $ 7,800
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

                       IMPORTANT POLICYHOLDER INFORMATION

Inquiries concerning your policy should be directed to your insurance agent. The name, address and telephone number of your agent, if one is involved, is shown on the policy and/or in the material accompanying the policy.

If you require additional information you may contact the California Insurance Department at either the following address or phone number:

         California Insurance Department
         300 South Spring Street
         Los Angeles, CA 90012
         1-800-927-HELP





Form 14-02-1495 (Ed. 1/94)

                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby notified that, under the Terrorism Risk Insurance Act (the "Act"), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.

However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December
31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.




10-02-1281 (Ed. 1/2003)

If aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: $ -0-.

If you have any questions about this notice, please contact your agent or broker.






10-02-1281 (Ed. 1/2003)

                        IMPORTANT NOTICE TO POLICYHOLDERS

      All of the members of the Chubb Group of Insurance companies doing business in the United States (hereinafter "Chubb") distribute their products through licensed insurance brokers and agents ("producers"). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1-866-588-9478. Additional information may be available from your producer.

      Thank you for choosing Chubb.






10-02-1295 (ed. 6/2007)


                                IMPORTANT NOTICE:

THE SEC REQUIRES PROOF OF YOUR FIDELITY INSURANCE POLICY

Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange
Commission (SEC), according to rules adopted by the SEC on June 12, 2006.

Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.






Form 14-02-12160 (ed. 7/2006)

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       CHUBB GROUP OF INSURANCE COMPANIES                              DECLARATIONS
                                                                       FINANCIAL INSTITUTION INVESTMENT
       15 Mountain View Road, Warren, New Jersey 07059                 COMPANY ASSET PROTECTION BOND

NAME OF ASSURED (including its SUBSIDIARIES):                          Bond Number: 82053051

PARNASSUS INVESTMENTS
                                                                       FEDERAL INSURANCE COMPANY

1 MARKET STREET SUITE 1600                                             Incorporated under the laws of Indiana
SAN FRANCISCO, CA 94105                                                a stock insurance company herein called the COMPANY

                                                                       Capital Center, 251 North Illinois, Suite 1100
                                                                       Indianapolis, IN 46204-1927
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ITEM 1.     BOND PERIOD:   from    12:01 a.m. on      April 15, 2010
                             to    12:01 a.m. on      April 15, 2011

ITEM 2.     LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

            If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS
            UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                                                                                      DEDUCTIBLE
            INSURING CLAUSE                                           LIMIT OF LIABILITY                AMOUNT
            ---------------                                           ------------------                ------
            1.   Employee                                             $     3,000,000                $   25,000
            2.   On Premises                                          $     3,000,000                $   25,000
            3.   In Transit                                           $     3,000,000                $   25,000
            4.   Forgery or Alteration                                $     3,000,000                $   25,000
            5.   Extended Forgery                                     $     3,000,000                $   25,000
            6.   Counterfeit Money                                    $     3,000,000                $   25,000
            7.   Threats to Person                                    $     3,000,000                $   25,000
            8.   Computer System                                      $     3,000,000                $   25,000
            9.   Voice Initiated Funds Transfer Instruction           $     3,000,000                $   25,000
            10.  Uncollectible Items of Deposit                       $       100,000                $   25,000
            11.  Audit Expense                                        $       100,000                $   25,000

ITEM 3.     THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS
            EXECUTED SIMULTANEOUSLY HEREWITH:
            1 - 9

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

/s/ W. Andrew Macon                               /s/ illegible

Secretary                                           President



Countersigned by                                  /s/ illegible
                 ----------------------     ----------------------------
                                             Authorized Representative

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ICAP Bond (5-98) - Federal
Form 17-02-1421 (Ed. 5-98)                                           Page 1 of 1
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                             The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the
                             COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this
                             Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

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INSURING CLAUSES
Employee                     1.      Loss resulting directly from LARCENY or EMBEZZLEMENT committed by any
                                     EMPLOYEE, alone or in collusion with others.

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On Premises                  2.      Loss of PROPERTY resulting directly from robbery, burglary, false pretenses, common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage, destruction or removal, from the possession, custody or control of the ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

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In Transit                   3.      Loss of PROPERTY resulting directly from common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                                     a.  in an armored motor vehicle, including loading and unloading thereof,

                                     b.  in the custody of a natural person acting as a messenger of the ASSURED,
                                         or

                                     c.  in the custody of a TRANSPORTATION COMPANY and being transported in a conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                                         (1)  written records,

                                         (2)  securities issued in registered form, which are not endorsed or are restrictively endorsed, or

                                         (3)  negotiable instruments not payable to bearer, which are not endorsed or are restrictively endorsed.

                                     Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 1 of 19
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INSURING CLAUSES
(continued)

Forgery Or Alteration              4.  Loss resulting directly from:

                                       a.  FORGERY on, or fraudulent material alteration of, any bills of exchange, checks, drafts, acceptances, certificates of deposits, promissory notes, due bills, money orders, orders upon public treasuries, letters of credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                                       b.  transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                                       excluding, however, under this INSURING CLAUSE any loss covered under
                                       INSURING CLAUSE 5. of this Bond, whether or not coverage for INSURING
                                       CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                                       For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

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Extended Forgery                   5.  Loss resulting directly from the ASSURED having, in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                                       a.  acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original
                                           SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                                           (1)   bear a FORGERY or a fraudulently material alteration,

                                           (2)   have been lost or stolen, or

                                           (3)   be COUNTERFEIT, or

                                       b.  guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any SECURITIES, DOCUMENTS OR OTHER
                                           WRITTEN INSTRUMENTS.

                                       Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an
                                       EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the
                                       ASSURED is a condition precedent to the ASSURED having relied on such items.
                                       Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 2 of 19
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INSURING CLAUSES

Extended Forgery                          For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile
(continued)                               signature is treated the same as a handwritten signature.

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Counterfeit Money                    6.   Loss resulting directly from the receipt by the ASSURED in good faith of any
                                          COUNTERFEIT money.

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Threats To Person                    7.   Loss resulting directly from surrender of PROPERTY away from an office of the
                                          ASSURED as a result of a threat communicated to the ASSURED to do bodily harm to an EMPLOYEE as defined in Section 1.e. (1), (2) and (5), a RELATIVE or invitee of such EMPLOYEE, or a resident of the household of such EMPLOYEE, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such PROPERTY:

                                          a.  the EMPLOYEE who receives the threat has made a reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and

                                          b.  the ASSURED has made a reasonable effort to notify the Federal Bureau of
                                              Investigation and local law enforcement authorities concerning such threat.

                                          It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the
                                          ASSURED, as set forth in the preceding paragraph, shall be deemed to be an
                                          ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

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Computer System                      8.   Loss resulting directly from fraudulent:

                                          a.  entries of data into, or

                                          b.  changes of data elements or programs within,

                                          a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                                              (1)   funds or other property to be transferred, paid or delivered,

                                              (2)   an account of the ASSURED or of its customer to be added, deleted, debited or credited, or

                                              (3)   an unauthorized account or a fictitious account to be debited or credited.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 3 of 19
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INSURING CLAUSES
(continued)

Voice Initiated Funds               9.    Loss resulting directly from VOICE INITIATED FUNDS TRANSFER INSTRUCTION directed
Transfer Instruction                      to the ASSURED authorizing the transfer of dividends or redemption proceeds of
                                          INVESTMENT COMPANY shares from a CUSTOMER'S account, provided such VOICE
                                          INITIATED FUNDS TRANSFER INSTRUCTION was:

                                          a.  received at the ASSURED'S offices by those EMPLOYEES of the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER
                                              INSTRUCTION,

                                          b.  made by a person purporting to be a CUSTOMER, and

                                          c.  made by said person for the purpose of causing the ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.

                                          In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED
                                          FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the
                                          COMPANY.

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Uncollectible Items of              10.   Loss resulting directly from the ASSURED having credited an account of a
Deposit                                   customer, shareholder or subscriber on the faith of any ITEMS OF DEPOSIT which prove to be uncollectible, provided that the crediting of such account causes:

                                          a.  redemptions or withdrawals to be permitted,

                                          b.  shares to be issued, or

                                          c.  dividends to be paid,

                                          from an account of an INVESTMENT COMPANY.

                                          In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the
                                          APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                                          ITEMS OF DEPOSIT shall not be deemed uncollectible until the ASSURED'S standard collection procedures have failed.

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Audit Expense                       11.   Expense incurred by the ASSURED for that part of the cost of audits or examinations required by any governmental regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this
                                          Bond.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 4 of 19
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GENERAL AGREEMENTS

Additional Companies                 A.  If more than one corporation, or INVESTMENT COMPANY, or any combination of
Included As Assured                      them is included as the ASSURED herein:

                                         (1)  The total liability of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                                         (2)  Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The
                                              COMPANY shall furnish each INVESTMENT COMPANY with a copy of the
                                              Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                                         (3)  The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                                         (4)  Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                                         (5)  If the first named ASSURED ceases for any reason to be covered under this
                                              Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

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Representation Made By               B.  The ASSURED represents that all information it has furnished in the
Assured                                  APPLICATION for this Bond or otherwise is complete, true and correct. Such
                                         APPLICATION and other information constitute part of this Bond.

                                         The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                                         Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 5 of 19
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GENERAL AGREEMENTS
(continued)

Additional Offices Or                C.   If the ASSURED, other than an INVESTMENT COMPANY, while this Bond is in force,
Employees - Consolidation,                merges or consolidates with, or purchases or acquires assets or liabilities of
Merger Or Purchase Or                     another institution, the ASSURED shall not have the coverage afforded under this
Acquisition Of Assets Or                  Bond for loss which has:
Liabilities - Notice To
Company                                   (1)  occurred or will occur on premises, or

                                          (2)  been caused or will be caused by an employee, or

                                          (3)  arisen or will arise out of the assets or liabilities,

                                          of such institution, unless the ASSURED:

                                          a.   gives the COMPANY written notice of the proposed consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and

                                          b.   obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

                                          c.   on obtaining such consent, pays to the COMPANY an additional premium.

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Change Of Control -                  D.   When the ASSURED learns of a change in control (other than in an INVESTMENT
Notice To Company                         COMPANY), as set forth in Section 2(a) (9) of the Investment Company Act of
                                          1940, the ASSURED shall within sixty (60) days give written notice to the
                                          COMPANY setting forth:

                                          (1)   the names of the transferors and transferees (or the names of the beneficial owners if the voting securities are registered in another name),

                                          (2)   the total number of voting securities owned by the transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and

                                          (3)   the total number of outstanding voting securities.

                                          Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

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Court Costs And                      E.   The COMPANY will indemnify the ASSURED for court costs and reasonable
Attorneys' Fees                           attorneys' fees incurred and paid by the ASSURED in defense, whether or not successful, whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond. However, with respect to INSURING
                                          CLAUSE 1., this Section shall only apply in the event that:

                                          (1)   an EMPLOYEE admits to being guilty of LARCENY OR EMBEZZLEMENT,

                                          (2)   an EMPLOYEE is adjudicated to be guilty of LARCENY OR EMBEZZLEMENT, or

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 6 of 19
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GENERAL AGREEMENTS

Court Costs And                           (3)     in the absence of 1 or 2 above, an arbitration panel agrees, after a review of
Attorneys' Fees                                   an agreed statement of facts between the COMPANY and the ASSURED,
(continued)                                       that an EMPLOYEE would be found guilty of LARCENY OR EMBEZZLEMENT if such EMPLOYEE were prosecuted.

                                          The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding.
                                          The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                                          If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                                          If the amount demanded in any such suit or legal proceeding is within the
                                          DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                                          If the amount demanded in any such suit or legal proceeding is in excess of the
                                          LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable
                                          INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF
                                          LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING
                                          CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                                          If the amount demanded is any such suit or legal proceeding is in excess of the
                                          DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM
                                          2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                                          Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.
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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 7 of 19
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CONDITIONS AND
LIMITATIONS

Definitions                          1.    As used in this Bond:

                                           a.   COMPUTER SYSTEM means a computer and all input, output, processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                                           b.   COUNTERFEIT means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                                           c.   CUSTODIAN means the institution designated by an INVESTMENT COMPANY to maintain possession and control of its assets.

                                           d.   CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT COMPANY which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER
                                                INSTRUCTION.

                                           e.   EMPLOYEE means:

                                                (1)  an officer of the ASSURED,

                                                (2)  a natural person while in the regular service of the ASSURED at any of the ASSURED'S premises and compensated directly by the ASSURED through its payroll system and subject to the United States Internal
                                                     Revenue Service Form W-2 or equivalent income reporting plans of other countries, and whom the ASSURED has the right to control and direct both as to the result to be accomplished and details and means by which such result is accomplished in the performance of such service,

                                                (3)  a guest student pursuing studies or performing duties in any of the
                                                     ASSURED'S premises,

                                                (4)  an attorney retained by the ASSURED and an employee of such attorney while either is performing legal services for the ASSURED,

                                                (5)  a natural person provided by an employment contractor to perform employee duties for the ASSURED under the ASSURED'S supervision at any of the ASSURED'S premises,

                                                (6)  an employee of an institution merged or consolidated with the
                                                     ASSURED prior to the effective date of this Bond,

                                                (7)  a director or trustee of the ASSURED, but only while performing acts within the scope of the customary and usual duties of any officer or other employee of the ASSURED or while acting as a member of any committee duly elected or appointed to examine or audit or have custody of or access to PROPERTY of the ASSURED, or

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 8 of 19
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CONDITIONS AND
LIMITATIONS

Definitions                                  (8)  each natural person, partnership or corporation authorized by written
(continued)                                       agreement with the ASSURED to perform services as electronic data processor of checks or other accounting records related to such checks but only while such person, partnership or corporation is actually performing such services and not:

                                                  a.  creating, preparing, modifying or maintaining the ASSURED'S computer software or programs, or

                                                  b.  acting as transfer agent or in any other agency capacity in issuing checks, drafts or securities for the ASSURED,

                                             (9)  any partner, officer or employee of an investment advisor, an underwriter
                                                  (distributor), a transfer agent or shareholder accounting recordkeeper, or an administrator, for an INVESTMENT COMPANY while performing acts coming within the scope of the customary and usual duties of an officer or employee of an INVESTMENT COMPANY or acting as a member of any committee duly elected or appointed to examine, audit or have custody of or access to
                                                  PROPERTY of AN INVESTMENT COMPANY.

                                                  The term EMPLOYEE shall not include any partner, officer or employee of a transfer agent, shareholder accounting recordkeeper or administrator:

                                                  a.  which is not an "affiliated person" (as defined in Section 2(a) of the
                                                      Investment Company Act of 1940) of an INVESTMENT COMPANY or of
                                                      the investment advisor or underwriter (distributor) of such INVESTMENT
                                                      COMPANY, or

                                                  b.  which is a "bank" (as defined in Section 2(a) of the Investment
                                                      Company Act of 1940).

                                                      This Bond does not afford coverage in favor of the employers of persons as set forth in e. (4), (5) and (8) above, and upon payment to the ASSURED by the COMPANY resulting directly from LARCENY OR
                                                      EMBEZZLEMENT committed by any of the partners, officers or employees of such employers, whether acting alone or in collusion with others, an assignment of such of the ASSURED'S rights and causes of action as it may have against such employers by reason of such acts so committed shall, to the extent of such payment, be given by the
                                                      ASSURED to the COMPANY, and the ASSURED shall execute all
                                                      papers necessary to secure to the COMPANY the rights provided for herein.

                                                  Each employer of persons as set forth in e.(4), (5) and (8) above and the partners, officers and other employees of such employers shall collectively be deemed to be one person for all the purposes of this Bond; excepting, however, the fifth paragraph of Section 13.

                                                  Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                              Page 9 of 19
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CONDITIONS AND
LIMITATIONS

Definitions                              f.   FORGERY means the signing of the name of another natural person with the
(continued)                                   intent to deceive but does not mean a signature which consists in whole or in part of one's own name, with or without authority, in any capacity for any purpose.

                                         g.   INVESTMENT COMPANY means any investment company registered under the
                                              Investment Company Act of 1940 and listed under the NAME OF ASSURED on the DECLARATIONS.

                                         h.   ITEMS OF DEPOSIT means one or more checks or drafts drawn upon a financial institution in the United States of America.

                                         i.   LARCENY OR EMBEZZLEMENT means larceny or embezzlement as defined in
                                              Section 37 of the Investment Company Act of 1940.

                                         j.   PROPERTY means money, revenue and other stamps; securities; including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit-
                                              sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any interest or instruments commonly known as a security under the Investment Company Act of 1940, any other certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; bills of exchange; acceptances; checks; withdrawal orders; money orders; travelers' letters of credit; bills of lading; abstracts of title; insurance policies, deeds, mortgages on real estate and/or upon chattels and interests therein; assignments of such policies, deeds or mortgages; other valuable papers, including books of accounts and other records used by the
                                              ASSURED in the conduct of its business (but excluding all electronic data processing records); and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the
                                              ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                                         k.   RELATIVE means the spouse of an EMPLOYEE or partner of the ASSURED and any unmarried child supported wholly by, or living in the home of, such
                                              EMPLOYEE or partner and being related to them by blood, marriage or legal guardianship.

                                         l.   SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS means original
                                              (including original counterparts) negotiable or non-negotiable instruments, or assignments thereof, which in and of themselves represent an equitable interest, ownership, or debt and which are in the ordinary course of business transferable by delivery of such instruments with any necessary endorsements or assignments.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 10 of 19
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CONDITIONS AND
LIMITATIONS

Definitions                              m.   SUBSIDIARY means any organization that, at the inception date of this Bond,
(continued)                                   is named in the APPLICATION or is created during the BOND PERIOD and of which more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either directly or through one or more of its subsidiaries.

                                         n.   TRANSPORTATION COMPANY means any organization which provides its own or its leased vehicles for transportation or which provides freight forwarding or air express services.

                                         o.   VOICE INITIATED ELECTION means any election concerning dividend options available to INVESTMENT COMPANY shareholders or subscribers which is requested by voice over the telephone.

                                         p.   VOICE INITIATED REDEMPTION means any redemption of shares issued by an
                                              INVESTMENT COMPANY which is requested by voice over the telephone.

                                         q.   VOICE INITIATED FUNDS TRANSFER INSTRUCTION means any VOICE INITIATED
                                              REDEMPTION or VOICE INITIATED ELECTION.

                                         For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

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General Exclusions -                   2.THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
Applicable to All Insuring
Clauses                                  a.   loss not reported to the COMPANY in writing within sixty (60) days after termination of this Bond as an entirety;

                                         b.   loss due to riot or civil commotion outside the United States of America and
                                              Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                                         c.   loss resulting from the effects of nuclear fission or fusion or radioactivity;

                                         d.   loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                                         e.   damages of any type for which the ASSURED is legally liable, except compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                                         f.   costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond, except to the extent covered under INSURING CLAUSE 11.;

                                         g.   loss resulting from indirect or consequential loss of any nature;

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 11 of 19
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CONDITIONS AND LIMITATIONS

General Exclusions -                         h.    loss resulting from dishonest acts by any member of the Board of Directors
Applicable to All Insuring                         or Board of Trustees of the ASSURED who is not an EMPLOYEE, acting
Clauses                                            alone or in collusion with others;
(continued)
                                             i.    loss, or that part of any loss, resulting solely from any violation by the
                                                   ASSURED or by any EMPLOYEE:

                                                   (1)  of any law regulating:

                                                        a.  the issuance, purchase or sale of securities,

                                                        b.  securities transactions on security or commodity exchanges or the over the counter market,

                                                        c.  investment companies,

                                                        d.  investment advisors, or

                                                   (2)  of any rule or regulation made pursuant to any such law; or

                                             j.    loss of confidential information, material or data;

                                             k.    loss resulting from voice requests or instructions received over the telephone, provided however, this Section 2.k. shall not apply to INSURING
                                                   CLAUSE 7. or 9.

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Specific Exclusions -                   3.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
Applicable To All Insuring
Clauses Except Insuring                      a.    loss caused by an EMPLOYEE, provided, however, this Section 3.a. shall not
Clause 1.                                          apply to loss covered under INSURING CLAUSE 2. or 3. which results directly from misplacement, mysterious unexplainable disappearance, or damage or destruction of PROPERTY;

                                             b.    loss through the surrender of property away from premises of the ASSURED as a result of a threat:

                                                   (1)  to do bodily harm to any natural person, except loss of PROPERTY in transit in the custody of any person acting as messenger of the
                                                        ASSURED, provided that when such transit was initiated there was no knowledge by the ASSURED of any such threat, and provided further that this Section 3.b. shall not apply to INSURING CLAUSE 7., or

                                                   (2)  to do damage to the premises or PROPERTY of the ASSURED;

                                             c.    loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;

                                             d.    loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING
                                                   CLAUSE 10.;

                                             e.    loss of property while in the mail;

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 12 of 19
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CONDITIONS AND LIMITATIONS

Specific Exclusions -                        f.    loss resulting from the failure for any reason of a financial or depository
Applicable To All Insuring                         institution, its receiver or other liquidator to pay or deliver funds or other
Clauses Except Insuring                            PROPERTY to the ASSURED provided further that this Section 3.f. shall not
Clause 1.                                          apply to loss of PROPERTY resulting directly from robbery, burglary,
(continued)                                        misplacement, mysterious unexplainable disappearance, damage, destruction or removal from the possession, custody or control of the
                                                   ASSURED.

                                             g.    loss of PROPERTY while in the custody of a TRANSPORTATION COMPANY, provided however, that this Section 3.g. shall not apply to INSURING
                                                   CLAUSE 3.;

                                             h.    loss resulting from entries or changes made by a natural person with authorized access to a COMPUTER SYSTEM who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement programs for the ASSURED's COMPUTER SYSTEM; or

                                             i.    loss resulting directly or indirectly from the input of data into a COMPUTER
                                                   SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.

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Specific Exclusions -                   4.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
Applicable To All Insuring
Clauses Except Insuring                      a.  loss resulting from the complete or partial non-payment of or default on any
Clauses 1., 4., And 5.                           loan whether such loan was procured in good faith or through trick, artifice, fraud or false pretenses; provided, however, this Section 4.a. shall not apply to INSURING CLAUSE 8.;

                                             b.  loss resulting from forgery or any alteration;

                                             c.  loss involving a counterfeit provided, however, this Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.

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Limit Of Liability/Non-                 5.   At all times prior to termination of this Bond, this Bond shall continue in force for
Reduction And Non-                           the limit stated in the applicable sections of ITEM 2. of the DECLARATIONS,
Accumulation Of Liability                    notwithstanding any previous loss for which the COMPANY may have paid or be liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                                             a.  any one act of burglary, robbery or hold-up, or attempt thereat, in which no
                                                 EMPLOYEE is concerned or implicated, or

                                             b.  any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                                             c.  all acts, other than those specified in a. above, of any one person, or
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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 13 of 19
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CONDITIONS AND LIMITATIONS

Limit Of Liability/Non-                      d.      any one casualty or event other than those specified in a., b., or c. above,
Reduction And Non-
Accumulation Of Liability                    shall be deemed to be one loss and shall be limited to the applicable LIMIT OF
(continued)                                  LIABILITY stated in ITEM 2. of the DECLARATIONS of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                                             All acts, as specified in c. above, of any one person which

                                             i.      directly or indirectly aid in any way wrongful acts of any other person or persons, or

                                             ii.     permit the continuation of wrongful acts of any other person or persons whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

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Discovery                               6.   This Bond applies only to loss first discovered by an officer of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of an officer of the
                                             ASSURED being aware of:

                                             a.  facts which may subsequently result in a loss of a type covered by this Bond,
                                                 or

                                             b.  an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                                             regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE
                                             AMOUNT, or the exact amount or details of loss may not then be known.

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Notice To Company -                     7.   a.  The ASSURED shall give the COMPANY notice thereof at the earliest
Proof - Legal Proceedings                        practicable moment, not to exceed sixty (60) days after discovery of loss, in
Against Company                                  an amount that is in excess of 50% of the applicable DEDUCTIBLE
                                                 AMOUNT, as stated in ITEM 2. of the DECLARATIONS.

                                             b.  The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                                             c.  Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                                             d.  Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty (60) days after the proof of loss is filed with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                                             e.  This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 14 of 19
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CONDITIONS AND
LIMITATIONS

Notice To Company -                          f.   Proof of loss involving VOICE INITIATED FUNDS TRANSFER INSTRUCTION shall
Proof - Legal Proceedings                         include electronic recordings of such instructions.
Against Company
(continued)

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Deductible Amount                       8.   The COMPANY shall not be liable under any INSURING CLAUSES of this Bond on account of loss unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in
                                             ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF LIABILITY stated in ITEM 2. of the
                                             DECLARATIONS.

                                             There shall be no deductible applicable to any loss under INSURING CLAUSE 1.
                                             sustained by any INVESTMENT COMPANY.

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Valuation                               9.   BOOKS OF ACCOUNT OR OTHER RECORDS

                                             The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the
                                             ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                                             The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the
                                             COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                                             In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                                             OTHER PROPERTY

                                             The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 15 of 19
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CONDITIONS AND
LIMITATIONS
(continued)

Securities Settlement                   10.  In the event of a loss of securities covered under this Bond, the COMPANY may, at its sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                                             The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the
                                             COMPANY'S indemnity shall be:

                                             a.   for securities having a value less than or equal to the applicable
                                                  DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                                             b.   for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the
                                                  DEDUCTIBLE AMOUNT bears to the value of the securities;

                                             c.   for securities having a value greater than the applicable LIMIT OF LIABILITY
                                                  - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                                             The value referred to in Section 10.a., b., and c. is the value in accordance with
                                             Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                                             The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                                             The ASSURED shall pay the proportion of the Company's premium charge for the
                                             Company's indemnity as set forth in Section 10.a., b., and c. No portion of the
                                             LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

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Subrogation - Assignment -              11.  In the event of a payment under this Bond, the COMPANY shall be subrogated to
Recovery                                     all of the ASSURED'S rights of recovery against any person or entity to the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                                             Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                                             a.   first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF
                                                  LIABILITY,

                                             b.   second, to the COMPANY in satisfaction of amounts paid in settlement of the ASSURED'S claim,

                                             c.   third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE
                                                  AMOUNT, and

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 16 of 19
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CONDITIONS AND
LIMITATIONS

Subrogation - Assignment -                   d.   fourth, to the ASSURED in satisfaction of any loss suffered by the
Recovery                                          ASSURED which was not covered under this Bond.
(continued)
                                             Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.

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Cooperation Of Assured                  12.  At the COMPANY'S request and at reasonable times and places designated by the COMPANY, the ASSURED shall:

                                             a.   submit to examination by the COMPANY and subscribe to the same under oath,

                                             b.   produce for the COMPANY'S examination all pertinent records, and

                                             c.   cooperate with the COMPANY in all matters pertaining to the loss.

                                             The ASSURED shall execute all papers and render assistance to secure to the
                                             COMPANY the rights and causes of action provided for under this Bond. The
                                             ASSURED shall do nothing after loss to prejudice such rights or causes of action.

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Termination                             13.  If the Bond is for a sole ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party and to the
                                             Securities and Exchange Commission, Washington, D.C., not less than sixty (60)
                                             days prior to the effective date of such termination.

                                             If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the
                                             COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and
                                             Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                             This Bond will terminate as to any one ASSURED, other than an INVESTMENT
                                             COMPANY:

                                             a.   immediately on the taking over of such ASSURED by a receiver or other liquidator or by State or Federal officials, or

                                             b.   immediately on the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                                             c.   immediately upon such ASSURED ceasing to exist, whether through merger into another entity, disposition of all of its assets or otherwise.

                                             The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the
                                             ASSURED or pro rata if terminated for any other reason.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 17 of 19
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CONDITIONS AND
LIMITATIONS

Termination                                  If any partner, director, trustee, or officer or supervisory employee of an
(continued)                                  ASSURED not acting in collusion with an EMPLOYEE learns of any dishonest act committed by such EMPLOYEE at any time, whether in the employment of the
                                             ASSURED or otherwise, whether or not such act is of the type covered under this
                                             Bond, and whether against the ASSURED or any other person or entity, the
                                             ASSURED:

                                             a.   shall immediately remove such EMPLOYEE from a position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this
                                                  Bond; and

                                             b.   within forty-eight (48) hours of learning that an EMPLOYEE has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                                             The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60)
                                             days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.

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Other Insurance                         14.  Coverage under this Bond shall apply only as excess over any valid and collectible insurance, indemnity or suretyship obtained by or on behalf of:

                                             a.   the ASSURED,

                                             b.   a TRANSPORTATION COMPANY, or

                                             c.   another entity on whose premises the loss occurred or which employed the person causing the loss or engaged the messenger conveying the PROPERTY involved.

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Conformity                              15.  If any limitation within this Bond is prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

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Change or Modification                  16.  This Bond or any instrument amending or affecting this Bond may not be changed or modified orally. No change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                                             If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60)
                                             days after written notice has been furnished to the Securities and Exchange
                                             Commission, Washington, D.C., by the acting party.

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 18 of 19

CONDITIONS AND
LIMITATIONS

Change or Modification                       If this Bond is for a joint ASSURED, no charge or modification which would
(continued)                                  adversely affect the rights of the ASSURED shall be effective prior to sixty (60)
                                             days after written notice has been furnished to all insured INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., by the
                                             COMPANY.





------------------------------------------------------------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                                                                             Page 19 of 19

Effective date of
this endorsement: April 15, 2010      FEDERAL INSURANCE COMPANY

                                      Endorsement No.: 1

                                      To be attached to and form a part of Bond
                                      Number:    82053051

Issued to: PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.






ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.


Date: March 30, 2010                             By /s/ illegible
                                                    -----------------------
                                                     Authorized Signature




Form 14-02-9228 (Ed. 4/2004)

                                            FEDERAL INSURANCE COMPANY

                                            Endorsement No:   2

                                            Bond Number:      82053051

NAME OF ASSURED: PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

                          NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Parnassus Fund
Parnassus Mid-Cap Fund
Parnassus Small-Cap Fund
Parnassus Workplace Fund
Parnassus Equity Income Fund
Parnassus Fixed-Income Fund


This Endorsement applies to loss discovered after 12:01 a.m. on April 15, 2010.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: March 30, 2010                             By /s/ illegible
                                                    -----------------------
                                                     Authorized Signature



ICAP Bond
Form 17-02-0949 (Rev. 1-97)                                               Page 1

                                                 FEDERAL INSURANCE COMPANY

                                                 Endorsement No. 3

                                                 Bond Number:    82053051

NAME OF ASSURED: PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

                           REVISE ITEM 2. ENDORSEMENT

It is agreed that this Bond is amended by deleting ITEM 2. in its entirety on the DECLARATIONS and substituting the following:

ITEM 2. LIMITS OF LIABILITY-DEDUCTIBLE AMOUNTS:

If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference to such INSURING CLAUSE in this Bond shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1 SUSTAINED BY ANY INVESTMENT COMPANY.

                                                         SINGLE LOSS             DEDUCTIBLE
INSURING CLAUSE                                          LIMIT OF LIABILITY      AMOUNT
---------------                                          ------------------      ------
1.  Employee                                             $     3,000,000         $    25,000
2.  On Premises                                          $     3,000,000         $    25,000
3.  In Transit                                           $     3,000,000         $    25,000
4.  Forgery or Alteration                                $     3,000,000         $    25,000
5.  Extended Forgery                                     $     3,000,000         $    25,000
6.  Counterfeit Money                                    $     3,000,000         $    25,000
7.  Threats to Person                                    $     3,000,000         $    25,000
8.  Computer System                                      $     3,000,000         $    25,000
9.  Voice Initiated Funds Transfer Instruction           $     3,000,000         $    25,000
10. Uncollectible Items of Deposit                       $       100,000         $    25,000
11. Audit Expense                                        $       100,000         $    25,000
12. Automated Telephone Transaction Endt                 $     3,000,000         $    25,000
13. Stop Payment Order or Refusal to Pay Check Endt      $       100,000         $         0
14. Telefacsimile Instruction Endt                       $     3,000,000         $    25,000
15. Unauthorized Signature Endt                          $     3,000,000         $    25,000

This Endorsement applies to loss discovered after 12:01 a.m. on April 15, 2010.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date: March 30, 2010                             By /s/ illegible
                                                    -----------------------
                                                     Authorized Signature


ICAP Bond
Form 17-02-1582 (Ed. 5-98)                                                Page 1

                                                 FEDERAL INSURANCE COMPANY

                                                 Endorsement No.: 4

                                                 Bond Number:     82053051

NAME OF ASSURED: PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

                  AUTOMATED TELEPHONE TRANSACTION ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      12.   Automated Telephone System Transaction

            Loss resulting directly from the ASSURED having transferred funds on the faith of any AUTOMATED PHONE SYSTEM (APS) TRANSACTION, where the request for such APS TRANSACTION is unauthorized or fraudulent and is made with the intent to deceive. In order for coverage to apply under this INSURING CLAUSE the ASSURED shall maintain and follow all APS DESIGNATED PROCEDURES. A single failure of the ASSURED to maintain and follow a particular APS DESIGNATED PROCEDURE in a particular APS TRANSACTION will not preclude coverage under this INSURING CLAUSE.

2.    By adding to Section 1., Definitions, the following:

      r.    APS DESIGNATED PROCEDURES means all of the following procedures:

            (1) No APS TRANSACTION shall be executed unless the shareholder or unitholder to whose account such an APS TRANSACTION relates has previously elected to APS TRANSACTIONS. (Election in Application)

            (2) All APS TRANSACTIONS shall be logged or otherwise recorded and the records shall be retained for at least six (6) months. (Logging)

                  Information contained in the records shall be capable of being retrieved and produced within a reasonable time after retrieval of specific information is requested, at a success rate of no less than 85 percent.

            (3) The caller in any request for an APS TRANSACTION, before executing that APS TRANSACTION must enter a personal identification number (PIN), social security number and account number. (Identity Test)

                  If the caller fails to enter a correct PIN within three (3) attempts, the caller must not be allowed additional attempts during the same telephone call to enter the PIN. The caller may either be instructed to redial a customer service representative or may be immediately connected to such a representative. (Limited attempts to Enter PIN)


ICAP Bond
Form 17-02-2345 (Ed. 10-00)                                               Page 1

            (4) A written confirmation of any APS TRANSACTION or change of address shall be mailed to the shareholder or unitholder to whose account such transaction relates, at the record address, by the end of the insured's next regular processing cycle, but in no event later than five (5) business days following such APS TRANSACTION. (Written Confirmation)

            (5) Access to the equipment which permits the entity receiving the APS TRANSACTION request to process and effect the transaction shall be limited in the following manner:
                      (Access to APS Equipment)

      s. APS ELECTION means any election concerning various account features available to the shareholder or unitholder which is made through the AUTOMATED PHONE SYSTEM by means of information transmitted by an individual caller through use of a AUTOMATED PHONE SYSTEM. These features include account statements, auto exchange, auto asset builder, automatic withdrawal, dividend/capital gain options, dividend sweep, telephone balance consent and change of address.

      t. APS EXCHANGE means any exchange of shares or units in a registered account of one fund into shares or units in an account with the same tax identification number and same ownership-type code of another fund in the same complex pursuant to exchange privileges of the two funds, which exchange is requested through the AUTOMATED PHONE SYSTEM by means of information transmitted by an individual caller through use of an AUTOMATED PHONE SYSTEM.

      u. APS PURCHASE means any purchase of shares or units issued by an INVESTMENT COMPANY which is requested through an AUTOMATED PHONE SYSTEM.

      v. APS REDEMPTION means any redemption of shares or units issued by an INVESTMENT COMPANY which it requested through the telephone by means of information transmitted by an individual caller through use of a AUTOMATED PHONE SYSTEM.

      w. APS TRANSACTION means any APS PURCHASE, APS REDEMPTION, APS ELECTION or APS EXCHANGE.

      x. AUTOMATED PHONE SYSTEM means an automated system which receives and converts to executable instructions transmissions through the AUTOMATED PHONE SYSTEM through use of a touch-tone keypad or other tone system; and always excluding transmissions from a computer system or part thereof.

3.    By adding the following Section after Section 4., Specific
      Exclusions-Applicable To All Insuring Clauses Except 1., 4., 5.:

      Section 4.A.. Specific Exclusion-Applicable to Insuring Clause 12

      THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER UNDER INSURING CLAUSE 12:

      Loss resulting from:

      a. the redemption of shares or units, where the proceeds of such redemption are made payable to other than:

            (1)   the shares or units of record,

            (2)   a person designated to receive redemption proceeds, or

            (3)   a bank account designated to receive redemption proceeds, or

      b. the redemption of shares or units, where the proceeds of such redemption are paid by check mailed to any address, unless such address has either been designated the shareholder or unitholder by voice through an AUTOMATED PHONE SYSTEM or in writing, at least thirty (30) days prior to such redemption, or


ICAP Bond
Form 17-02-2345 (Ed. 10-00)                                               Page 2

      c. the redemption of shares or units, where shareholder or unitholder of the ASSURED designated bank account of record.






This Endorsement applies to loss discovered after 12:01 a.m. on April 15, 2010.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: March 30, 2010                             By /s/ illegible
                                                    -----------------------
                                                     Authorized Signature


ICAP Bond
Form 17-02-2345 (Ed. 10-00)                                               Page 3

                                            FEDERAL INSURANCE COMPANY

                                            Endorsement No.:    5

                                            Bond Number:        82053051

NAME OF ASSURED: PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

             STOP PAYMENT ORDER OR REFUSAL TO PAY CHECK ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      "13.  Stop Payment Order or Refusal to Pay Check

            Loss resulting directly from the ASSURED being legally liable to pay compensatory damages for:

            a. complying or failing to comply with notice from any customer of the ASSURED or any authorized representative of such customer, to stop payment on any check or draft made or drawn upon or against the ASSURED by such customer or by any authorized representative of such customer, or

            b. refusing to pay any check or draft made or drawn upon or against the ASSURED by any customer of the ASSURED or by any authorized representative of such customer."

2.    By adding the following Specific Exclusion:

      "Section 4.A. Specific Exclusions - Applicable to INSURING CLAUSE 13

      THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:

      a. liability assumed by the ASSURED by agreement under any contract, unless such liability would have attached to the ASSURED even in the absence of such agreement,

      b.    loss arising out of:

            (1) libel, slander, wrongful entry, eviction, defamation, false arrest, false imprisonment, malicious prosecution, assault or battery,

            (2) sickness, disease, physical bodily harm, mental or emotional distress or anguish, or death of any person, or

            (3)   discrimination."

This Endorsement applies to loss discovered after 12:01 a.m. on April 15, 2010.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.


Date: March 30, 2010                             By /s/ illegible
                                                    -----------------------
                                                     Authorized Signature


ICAP Bond
Form 17-02-2365 (Ed. 10-00)

                                        FEDERAL INSURANCE COMPANY

                                        Endorsement No.: 6

                                        Bond Number:     82053051

NAME OF ASSURED: PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

                  TELEFACSIMILE INSTRUCTION FRAUD ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      14.   Telefacsimile Instruction

            Loss resulting directly from the ASSURED having transferred, paid or delivered any funds or other PROPERTY or established any credit, debited any account or given any value on the faith of any fraudulent instructions sent by a CUSTOMER, financial institution or another office of the ASSURED by TELEFACSIMILE directly to the ASSURED authorizing or acknowledging the transfer, payment or delivery of funds or PROPERTY or the establishment of a credit or the debiting of an account or the giving of value by the ASSURED where such TELEFACSIMILE instructions:

            a. bear a valid test key exchanged between the ASSURED and a CUSTOMER or another financial institution with authority to use such test key for TELEFACSIMILE instructions in the ordinary course of business, but which test key has been wrongfully obtained by a person who was not authorized to initiate, make, validate or authenticate a test key arrangement, and

            b. fraudulently purport to have been sent by such CUSTOMER or financial institution when such TELEFACSIMILE instructions were transmitted without the knowledge or consent of such CUSTOMER or financial institution by a person other than such CUSTOMER or financial institution and which bear a FORGERY of a signature, provided that the TELEFACSIMILE instruction was verified by a direct call back to an employee of the financial institution, or a person thought by the ASSURED to be the CUSTOMER, or an employee of another financial institution.

2. By deleting from Section 1., Definitions, the definition of CUSTOMER in its entirety, and substituting the following:

      d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an Investment Company which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION or TELEFACSIMILE Instruction.


ICAP Bond
Form 17-02-2367 (Rev. 10-03)                                              Page 1

3.    By adding to Section 1., Definitions, the following:

      y. TELEFACSIMILE means a system of transmitting written documents by electronic signals over telephone lines to equipment maintained by the ASSURED for the purpose of reproducing a copy of said document. TELEFACSIMILE does not mean electronic communication sent by Telex or similar means of communication, or through an electronic communication system or through an automated clearing house.

4. By adding to Section 3., Specific Exclusions Applicable to All Insuring Clauses Except Insuring Clause 1. the following:

      j. loss resulting directly or indirectly from TELEFACSIMILE instructions provided, however, this exclusion shall not apply to this INSURING CLAUSE.





This Endorsement applies to loss discovered after 12:01 a.m. on April 15, 2010.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date: March 30, 2010                             By /s/ illegible
                                                    -----------------------
                                                     Authorized Signature


ICAP Bond
Form 17-02-2367 (Rev. 10-03)                                              Page 2

                                                FEDERAL INSURANCE COMPANY

                                                Endorsement No.:  7

                                                Bond Number:      82053051

NAME OF ASSURED: PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

                       UNAUTHORIZED SIGNATURE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      15.   Unauthorized Signature

            Loss resulting directly from the ASSURED having accepted, paid or cashed any check or WITHDRAWAL ORDER made or drawn on or against the account of the ASSURED'S customer which bears the signature or endorsement of one other than a person whose name and signature is on file with the ASSURED as a signatory on such account.

            It shall be a condition precedent to the ASSURED'S right of recovery under this INSURING CLAUSE that the ASSURED shall have on file signatures of all the persons who are signatories on such account.

2.    By adding to Section 1., Definitions, the following:

      z. INSTRUCTION means a written order to the issuer of an UNCERTIFICATED SECURITY requesting that the transfer, pledge or release from pledge of the specified UNCERTIFICATED SECURITY be registered.

      aa. UNCERTIFICATED SECURITY means a share, participation or other interest in property of or an enterprise of the issuer or an obligation of the issuer, which is:

            (1) not represented by an instrument and the transfer of which is registered on books maintained for that purpose by or on behalf of the issuer, and

            (2) of a type commonly dealt in on securities exchanges or markets, and

            (3) either one of a class or series or by its terms divisible into a class or series of shares, participations, interests or obligations.


ICAP Bond
Form 17-02-5602 (Ed. 10-03)                                               Page 1
      bb. WITHDRAWAL ORDER means a non-negotiable instrument, other than an INSTRUCTION, signed by a customer of the ASSURED authorizing the ASSURED to debit the customer's account in the amount of funds stated therein.






This Endorsement applies to loss discovered after 12:01 a.m. on April 15, 2010.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date: March 30, 2010                             By /s/ illegible
                                                    -----------------------
                                                     Authorized Signature


ICAP Bond
Form 17-02-5602 (Ed. 10-03)                                               Page 2

                                                FEDERAL INSURANCE COMPANY

                                                Endorsement No.: 8

                                                Bond Number:     82053051
NAME OF ASSURED:  PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

                          AMEND DISCOVERY ENDORSEMENT

It is agreed that this Bond is amended by deleting Section 6., Discovery, in its entirety and substituting the following:

6.    Discovery

      This Bond applies only to loss first discovered by the CEO, CFO or Chairman of the Board of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of the CEO, CFO or Chairman of the Board of the ASSURED being aware of:

      a. facts which may subsequently result in a loss of a type covered by this Bond, or

      b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

      regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.




This Endorsement applies to loss discovered after 12:01 a.m. on April 15, 2010.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date: March 30, 2010                             By /s/ illegible
                                                    -----------------------
                                                     Authorized Signature


ICAP Bond
Form 17-02-6260 (Ed. 6-04)

                                                               ENDORSEMENT/RIDER

Effective date of
this endorsement/rider: April 15, 2010        FEDERAL INSURANCE COMPANY

                                              Endorsement/Rider No. 9

                                              To be attached to and
                                              form a part of Bond No. 82053051

Issued to: PARNASSUS INVESTMENTS

--------------------------------------------------------------------------------

                    AUTOMATIC INCREASE IN LIMITS ENDORSEMENT

In consideration of the premium charged, it is agreed that GENERAL AGREEMENTS, Section C. Additional Offices Or Employees-Consolidation, Merger Or Purchase Or Acquisition Of Assets Or Liabilities-Notice To Company, is amended by adding the following subsection:

Automatic Increase in Limits for Newly Created Investment Companies or Increases in Assets

If an increase in bonding limits is required pursuant to rule 17g-1 of the Investment Company Act of 1940 ("the Act"), including an increase due to the creation of a new registered management investment company, the minimum required increase in limits shall take place automatically without payment of additional premium for the remainder of the Bond Period, provided that the total combined Limit of Liability for all ASSUREDS under this Bond does not exceed $5,000,000 as a result of such increase. If the Act requires bonding limits in excess of $5,000,000, then the increase in limits shall not occur unless the COMPANY has agreed in writing to do so.




The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Bond shall remain unchanged.

                                                    /s/ illegible
                                                    -----------------------
                                                     Authorized Signature




14-02-11919 (03/2006)                      Page 1